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                                    EXHIBIT 2




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                                     [LOGO]


              PROXY FOR ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

                                 APRIL 19, 2000

                  The undersigned shareholder of SUNCOR ENERGY INC. (the "Corporation") hereby appoints W. Robert Wyman, failing whom, Richard L. George, failing whom Michael M. Koerner, or instead of any of the foregoing, ___________
________________________________________________________________________________
as proxy of the undersigned with full power of substitution to attend the ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF SUNCOR ENERGY INC. TO BE HELD ON APRIL 19, 2000, AND ANY AND ALL ADJOURNMENTS THEREOF and to vote or withhold from voting and act thereat for and in the name of the undersigned as follows:

         (a) TO VOTE / / WITHHOLD FROM VOTING / / (OR IF NO CHOICE IS SPECIFIED, TO VOTE) in the election of directors;

         (b) TO VOTE / / WITHHOLD FROM VOTING / / (OR IF NO CHOICE IS SPECIFIED, TO VOTE) in the appointment of auditors;

         (c) TO VOTE FOR / / OR AGAINST / / OR WITHHOLD FROM VOTING ON / / (OR IF NO CHOICE IS SPECIFIED, TO VOTE FOR) the special resolution dividing the Corporation's issues and outstanding Common Shares on a two-for-one basis; and

         (c) TO VOTE AND ACT IN HIS DISCRETION IN RESPECT OF AMENDMENTS TO THE MATTERS IDENTIFIED IN THE NOTICE OF MEETING OR OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

THIS PROXY IS SOLICITED BY THE MANAGEMENT OF SUNCOR ENERGY INC. THE PERSONS DESIGNATED IN THIS FORM OF PROXY ARE DIRECTORS OF SUNCOR ENERGY INC. A SHAREHOLDER MAY APPOINT A PROXYHOLDER (WHO NEED NOT BE A SHAREHOLDER) OTHER THAN ANY PERSON DESIGNATED IN THIS FORM OF PROXY TO ATTEND AND ACT ON THE SHAREHOLDER'S BEHALF AT THE MEETING AND MAY EXERCISE THIS RIGHT BY INSERTING THE NAME OF SUCH OTHER PROXYHOLDER IN THE BLANK SPACE PROVIDED IN THIS FORM OR BY USING ANOTHER APPROPRIATE FORM OF PROXY. A proxy must be executed by the shareholder or by the shareholder's attorney in writing. If this proxy is not dated in the blank space provided in this form, it is deemed to bear the date on which it was mailed by the persons making the solicitation.

Your name and address are recorded as set forth below. You are requested to report any change to Montreal Trust Company of Canada, Stock Transfer Services, 600, 530 Eighth Avenue S.W., Calgary, Alberta, T2P 3S8.



DATED this _____ of _____________________, 2000.

SIGNATURE:_________________________________